SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 22, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

On October 22, 2002, Riviera Holdings Corporation announced through a press release its third quarter, 2002, financial results. A copy of the press release disclosing this information is filed as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99        Press Release dated October 22, 2002














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2002                           RIVIERA HOLDINGS CORPORATION


                                                            By: /s/ Duane Krohn
                                                            Treasurer and CFO











































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                              EXHIBIT INDEX

Exhibit
 Number                      Description

   99 Riviera Holdings Corporation Press Release dated October 22, 2002, announcing Riviera Holdings Corporation third quarter, 2002, financial results.